List of Subsidiaries	Exhibit 21.1
Subsidiary	State of Organization / Incorporation	Other Names Used
767 STARS LLC	Delaware	None
1001 East Palm, LLC	Delaware	None
Acquest Government Holdings, L.L.C.	New York	None
Acquest Government Holdings II, LLC	New York	None
Acquest Holdings FC, LLC	New York	None
ACRE CLS, LLC	Delaware	None
ACRE HPC, LLC	Delaware	None
ACRE IDG, LLC	Delaware	None
ACRE IDG Manager, LLC	Delaware	None
ACRE Seymour, LLC	Delaware	None
ACRE Simon, L.L.C.	Delaware	None
American Financial Exchange L.L.C.	New Jersey	None
ASTAR ASB AR1, LLC	Delaware	None
ASTAR ASB AR2, LLC	Delaware	None
ASTAR ASB AR3, LLC	Delaware	None
ASTAR ASB GA1, LLC	Delaware	None
ASTAR ASB GA2, LLC	Delaware	None
ASTAR ASB FL1, LLC	Delaware	None
ASTAR ASB FL2, LLC	Delaware	None
ASTAR ASB FL3, LLC	Delaware	None
ASTAR ASB FL4, LLC	Delaware	None
ASTAR ASB FL5, LLC	Delaware	None
ASTAR ASB FL6, LLC	Delaware	None
ASTAR ASB FL7, LLC	Delaware	None
ASTAR ASB FL8, LLC	Delaware	None
ASTAR ASB FL9, LLC	Delaware	None
ASTAR ASB FL10, LLC	Delaware	None
ASTAR ASB Holdings LLC	Delaware	None
ASTAR ASB NC1, LLC	Delaware	None
ASTAR ASB NC2, LLC	Delaware	None
ASTAR ASB NC3, LLC	Delaware	None
ASTAR ASB NC4, LLC	Delaware	None
ASTAR ASB VA1, LLC	Delaware	None
ASTAR ASB VA2, LLC	Delaware	None
ASTAR UAG AZ1, LLC	Delaware	None
ASTAR UAG AZ2, LLC	Delaware	None
ASTAR UAG AZ3, LLC	Delaware	None
Autostar Investors Partnership LLP	Delaware	None
Autostar Realty GP LLC	Delaware	None
Autostar Realty Operating Partnership, L.P.	Delaware	None
Corporate Technology Centre Associates LLC	California	None
CTC Associates I, L.P.	Delaware	None
CTC Associates II, L.P.	Delaware	None
CTC Associates I GenPar, LLC	Delaware	None
CTC Associates II GenPar, LLC	Delaware	None
CTL I Maryland, Inc.	Delaware	None
F/S Subsidiary, L.L.C.	Delaware	None
iStar 85 10th L/C LLC	Delaware	None
iStar 100 LLC	Delaware	None
iStar 100 Management Inc.	Delaware	None

iStar 100 Riverview LLC	Delaware	None
iStar 200-300 LLC	Delaware	None
iStar 200-300 Management Inc.	Delaware	None
iStar 200-300 Riverview LLC	Delaware	None
iStar 747 Zeckendorf LC LLC	Delaware	None
iStar 6000 Connection GenPar LLC	Delaware	None
iStar 6000 Connection LimPar Inc.	Delaware	None
iStar 6000 Connection LP	Delaware	None
iStar Asset Receivables Trust	Delaware	None
iStar Asset Services, Inc.	Delaware	None
iStar Automotive Investments LLC	Delaware	None
iStar BEST Finance LLC	Delaware	None
iStar Bishops Gate LLC	Delaware	None
iStar Blues LLC	Delaware	None
iStar Bowling Centers I LLC	Delaware	None
iStar Bowling Centers II LLC	Delaware	None
[f/k/a iStar Fort Collins USGS LLC]
iStar Bowling Centers I LP	Delaware	None
iStar Bowling Centers II LP	Delaware	None
iStar Bowling Centers Business Trust	Massachusetts	None
iStar Bowling Centers PR GenPar Inc.	Delaware	None
iStar Bowling Centers PR LP	Delaware	None
iStar CTL I, L.P.	Delaware	None
iStar CTL I GenPar, Inc.	Delaware	None
iStar Daly City I LLC	Delaware	None
iStar DB Seller, LLC	Delaware	None
iStar Denver Place, L.L.C.	Delaware	None
iStar Dixon LLC	Delaware	None
iStar Finance Sub 1000T LLC	Delaware	None
iStar Finance Sub V LLC	Delaware	None
iStar Funding, LLC	Delaware	None
iStar Garden City LLC	Delaware	None
iStar GT GenPar, LLC	Delaware	None
iStar GT, L.P.	Delaware	None
iStar Harborside LLC	Delaware	None
iStar Harborside Member LLC	Delaware	None
iStar Harrisburg Business Trust	Delaware	None
iStar Harrisburg GenPar LLC	Delaware	None
iStar Harrisburg, L.P.	Delaware	None
iStar HQ 2003 LP	Delaware	None
iStar HQ 2003 GenPar Inc.	Delaware	None
iStar HQ 2003 Inc.	Delaware	None
iStar HQ I, Inc.	Delaware	None
iStar HQ I, L.P.	Delaware	None
iStar HQ I GenPar, Inc.	Delaware	None
iStar HQ I Maryland, Inc.	Delaware	None
iStar HQ GT Illinois, Inc.	Delaware	None
iStar HQ GT, Inc.	Delaware	None
iStar Las Vegas LLC	Delaware	None

iStar Louisville LLC	Delaware	None
iStar Merger Co. I	Delaware	None
iStar NG GenPar Inc.	Delaware	None
iStar NG Inc.	Delaware	None
iStar NG LP	Delaware	None
iStar Operating, Inc.	Delaware	None
iStar Plantation LLC	Delaware	None
iStar Poydras, LLC	Delaware	None
iStar Protective Trust	Maryland	None
iStar Preferred Holdings, LLC	Delaware	None
iStar Real Estate Services, Inc.	Maryland	None
iStar Safeguard Preferred Holdings LLC	Delaware	None
iStar San Jose, L.L.C.	Delaware	None
iStar Sunnyvale, LLC	Delaware	None
iStar Sunnyvale Partners, L.P.	Delaware	None
iStar Timberland Investments LLC	Delaware	None
iStar Ventures, Inc.	Delaware	None
iStar Ventures Direct Holdings, LLC	Delaware	None
iStar Walden, LLC	Delaware	None
NewPar, LLC	Delaware	None
NewPar/New LLC	Delaware	None
Plaza X Leasing Associates L.L.C.	New Jersey	None
Plaza X Realty L.L.C.	New Jersey	None
Plaza X Urban Renewal Associates L.L.C.	New Jersey	None
Red Lion G.P., Inc.	Delaware	None
RLH Partnership, L.P.	Delaware	None
SFI I, LLC	Delaware	None
SFT I, Inc.	Delaware	None
SFT II, Inc.	Delaware	None
SFT/RLH, Inc.	Delaware	None
SFT Venturer, LLC	Delaware	None
SFT Whole Loans A, Inc.	Delaware	None
STARS I Corp.	Delaware	None
STARS Investment I Corp.	Delaware	None
TimberStar GP LLC	Delaware	None
TimberStar Investors Partnership LLP	Delaware	None
TimberStar Operating Partnership, L.P.	Delaware	None
TriNet Concord Farms Partners III LP	Massachusetts	None
TriNet Corporate Partners II, L.P.	Delaware	None
TriNet Corporate Partners III, L.P.	Delaware	None
TriNet Corporate Realty Trust, Inc.	Maryland	None
TriNet Essential Facilities III, Inc.	Maryland	None
TriNet Essential Facilities X, Inc.	Maryland	None
TriNet Essential Facilities XI, Inc.	Maryland	None
TriNet Essential Facilities XII, Inc.	Maryland	None
TriNet Essential Facilities XVIII, Inc.	Maryland	None
TriNet Essential Facilities XIX, Inc.	Maryland	None
TriNet Essential Facilities XX, Inc.	Maryland	None
TriNet Essential Facilities XXIII, Inc.	Maryland	None

TriNet Essential Facilities XXIV, Inc.	Maryland	None
TriNet Essential Facilities XXVI, Inc.	Maryland	None
TriNet Essential Facilities XXVII, Inc.	Maryland	None
TriNet Essential Facilities XXVIII, Inc.	Maryland	None
TriNet Essential Facilities XXIX, Inc.	Maryland	None
TriNet Milpitas Associates, LLC	Delaware	None
TriNet Property Partners, L.P.	Delaware	None
TriNet Realty Investors I, Inc.	Maryland	None
TriNet Realty Investors II, Inc.	Maryland	None
TriNet Realty Investors III, Inc.	Maryland	None
TriNet Realty Investors IV, Inc.	Maryland	None
TriNet Realty Investors V, Inc.	Maryland	None
TriNet Sunnyvale Partners, L.P.	Delaware	None
W9/TriNet Poydras, LLC	Delaware	None